 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 6, 2023

Date of Report (Date of earliest event reported)

Evergreen Sustainable Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55019	26-3119496
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8533 Midway Road, Dallas, Texas	75209
(Address of principal executive offices)	(Zip Code)

(469) 209-6154

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

Item 8.01 Other Events.

As previously disclosed, Evergreen Sustainable Enterprises, Inc.’s (the “Company”) wholly-owned subsidiary, GENH Halcyon Acquisition, LLC (f/k/a Halcyon Thruput, LLC)(“Halcyon”) is a plaintiff in a lawsuit in the United States District Court for the Northern District of Texas, Dallas Division, Case No. 3:21-CV-3136-K against United National Insurance Company (“UNIC”) regarding a claim under an all-risks commercial insurance policy (the “Action”).

On June 7, 2023, Halcyon received a ruling in that Action in an Umpire Report issued the prior day by an Umpire appointed by the Honorable Ed Kinkeade, the United States District Judge presiding over this Action. The Umpire was directed by Judge Kinkeade to address the appraisal of damages in this Action on April 20, 2023. The Umpire Report sets forth the Umpire’s determination of the requested appraisal for damage, loss, and repairs in a claim against UNIC. The Umpire Report found in favor of Halcyon and determined the appropriate measure of damages is $1,498,848.00. A portion of those damages, as previously disclosed by the Company, were previously received from UNIC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Evergreen Sustainable Enterprises, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SUSTAINABLE ENTERPRISES, INC.

Date: July 13, 2023	By:	/s/ Gary C. Evans
Gary C. Evans
Chief Executive Officer

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